UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):	May 7, 2021

IES Holdings, Inc.

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5433 Westheimer Road, Suite 500, Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 860-1500

 Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market
Rights to Purchase Preferred Stock	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On May 7, 2021, IES Holdings, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Tax Benefit Protection Plan Agreement, dated as of November 8, 2016, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (as so amended, the “NOL Rights Plan”). Pursuant to the Amendment, the Final Expiration Date (as defined in the NOL Rights Plan) was accelerated from December 31, 2021 to May 21, 2021. As a result of the Amendment, effective as of the close of business on May 21, 2021, the Rights (as defined in the NOL Rights Plan) will expire and cease to be outstanding, and the NOL Rights Plan will terminate by its terms.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On May 10, 2021, the Company issued a press release announcing the Amendment of the NOL Rights Plan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On May 10, 2021, the Company posted to its website, www.ies-co.com, under the Investor Relations section, a presentation with the title "IES Holdings, Inc. Investor Presentation (May 10, 2021).” The presentation will remain on the Company’s website for a period of at least thirty days.

The information set forth herein is furnished pursuant to Item 7.01–Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
4.1 —	Amendment No. 1 to Tax Benefit Protection Plan Agreement, dated May 7, 2021, by and between IES Holdings, Inc. and American Stock Transfer & Trust Company, LLC
99.1 —	Press release dated May 10, 2021 announcing the Amendment to the NOL Rights Plan
104 —	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date:	May 10, 2021	/s/ Mary K. Newman
Mary K. Newman
Vice President, General Counsel and Corporate Secretary